                                                                  EXHIBIT 10.2


                              TRADEMARK ASSIGNMENT

         This Assignment ("Assignment") is made effective as of May 1, 1998 from Web Ignite Corporation("ASSIGNOR"), To ValueClick, LLC ("ASSIGNEE"):

         WHEREAS, ASSIGNOR is the owner of the trademarks (the Marks") and other intellectual property ("the Property") as described in Exhibit A, attached hereto and incorporated by reference herein, together with the goodwill of the business symbolized thereby in connection with the goods on which the Marks are used ("the Products").

         WHEREAS, ASSIGNOR desires to convey, transfer, assign, deliver, and contribute to ASSIGNEE all of its right, title, and interest in and to the Marks and the Property.

         NOW, THEREFORE, in consideration of the payment of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR hereby conveys, transfers, assigns, delivers, and contributes to ASSIGNEE all of ASSIGNOR'S right, title, and interest of whatever kind in and to the Marks and the Property, together with (1) the goodwill of the business relating to the Products in respect upon which the Marks are used and for which they are registered: (2) all income, royalties, and damages hereafter due or payable to ASSIGNOR with respect to the Marks, including without limitation, damaged, and payments for past or future infringements and misappropriations of the Marks: and (3) all rights to sue for past, present and future infringements or misappropriations of the Marks.

         ASSIGNOR further covenants that it will execute all documents, papers, forms and authorizations and take all other actions that may be necessary for securing , completing, or vesting in ASSIGNEE full right, title, and interest in the Marks and the Property.

         IN WITNESS WHEREOF, ASSIGNOR has duty executed under seal and delivered this Assignment, as of the day and year first above written.

                                               WEB IGNITE CORPORATION

                                               /s/ Brian Coryat
                                               ---------------------------
                                               by Brian Coryat, President


                                 ACKNOWLEDGEMENT

State Of California        )
                           )
County of Santa Barbara    )


         On July 8, 1998 before me, TATUM SARINANA, Notary Public, personally appeared BRIAN CORYAT, proved to me on the basis of satisfactory evidence to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


[ILLEGIBLE]
--------------------------------
Signature of Notary Public

[SEAL]

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                                   EXHIBIT A

                                   TRADEMARKS


     MARK           APPLICATION NO.     REGISTRATION NO.     FILING DATE     REGISTRATION DATE
-------------      ----------------     ----------------     -----------     -----------------
1. VALUECLICK      75/365,624 (USA)           N/A             9/26/1997             N/A

2. VALUECLICK      Class 35 (JAPAN)           N/A             03/25/1998            N/A


                                 OTHER PROPERTY

3. Domain Names


                   Valueclick.com

                   value-click.com

                   valuestats.com

                   value-stats.com

4. All rights under and to the Agreement dated March 26, 1998 between Web-Ignite Corporation and Trans-Pacific, Ltd.

5. All rights to the Software known as the ValueClick software defined as that certain computer software known as the "ValueClick Software," which is described as "software designed to deliver banner advertisements, in the form of GIF images, to registered ValueClick host sites using HTTP." The ValueClick software has been designed to work on a FreeBSD platform using the Apache web server with the "mod-perl" module. The software requires perl version 5.00404 or higher, the inclusion of the CGI.pm perl module, the SMBD perl module, and the IO::socket perl module ("Program").